Key Sources of Estimation Uncertainty	6 Months Ended
Oct. 31, 2023
Key Sources of Estimation Uncertainty [Abstract]
KEY SOURCES OF ESTIMATION UNCERTAINTY
4.	KEY SOURCES OF ESTIMATION UNCERTAINTY

In the application of the Group’s accounting policies, which are described in note 3, the Company is required to make judgments, estimates and assumptions about the carrying amounts of assets and liabilities that are not readily apparent from other sources. The estimates and underlying assumptions are based on historical experience and other factors that are considered to be relevant. Actual results may differ from these estimates.

The estimates and underlying assumptions are reviewed on an on-going basis. Revisions to accounting estimates are recognized in the period in which the estimate is revised if the revision affects only that period, or in the period of the revision and future periods if the revision affects both current and future periods.

The following are the key assumptions concerning the future, and other key sources of estimation uncertainty at the end of each reporting period that may have a significant risk of causing a material adjustment to the carrying amounts of assets and liabilities within the next financial year.

Fair value of unlisted equity investments and movie income right investments

The Group’s unlisted equity instruments and movie income right investments are measured at fair value with fair value being determined based on significant unobservable inputs using valuation techniques. Judgment and estimation are required in establishing the relevant valuation techniques and the relevant inputs thereof. Changes in assumptions relating to these factors could result in material adjustments to the fair value of these instruments.

Credit risk management and ECL estimation

Credit risk refers to the risk that a counterparty will default on its contractual obligations resulting in financial loss to the Group. The Group has adopted a policy of only dealing with creditworthy counterparties, as a means of mitigating the risk of financial loss from defaults. The Group’s exposure of its counterparties is continuously monitored and the aggregate value of transactions concluded is spread amongst approved counterparties. Credit exposure is controlled by counterparty limits that are reviewed and approved by the management periodically.

The carrying amount of financial assets recorded in the consolidated financial statements, grossed up for any allowances for losses, represents the Group’s maximum exposure to credit risk.

Other than accounts receivable mentioned in note 21, the credit risk on liquid funds is limited because the counterparties are mainly banks with sound credit. The directors of the Company consider the credit risk on other receivables are not significant after considering counterparties’ financial background and creditability. As of April 30, 2021, 2022 and 2023 and October 31, 2023, the ECL of other receivables is considered as insignificant.

The directors of the Company continuously monitor the credit quality and financial position of the immediate holding company and the level of exposure to ensure that the follow-up action is taken to recover the debt. The directors of the Company make individual assessment based on historical settlement records, past experience, and also quantitative and qualitative information that are reasonable and supportive forward-looking information (i.e. the forecasted default rate expected by the international credit-rating agencies). As of April 30, 2021, 2022 and 2023 and October 31, 2023, the ECL of amount due from immediate holding company is considered as insignificant.